EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Second Quarter 2009

BUENOS AIRES, Argentina, Aug. 5, 2009 (GLOBE NEWSWIRE) --

 * Q2'09 revenue increases by 19% year-over-year to $40.9 million;
    year-over-year growth in local currency increases by 42%

 * Q2'09 net income increases by 127% year-over-year to $6.7 million

 * Items sold during Q2-09 increase by 35% year-over-year to 6.9 million: fifth consecutive quarter of acceleration

MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), Latin America's leading e-commerce technology company, today reported financial results for the second quarter ended June 30, 2009.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc., commented, "We are delighted with the accelerating growth that we continue to experience in many facets of our business and in every country in which we operate, in particular with the strong performance of MercadoPago. As we look ahead, we are optimistic about our prospects for continued high rates of growth as consumers in Latin America increase their spending within an improving regional economic context and continue to rapidly expand their usage of the internet."

Second Quarter 2009 Financial Results Summary

MercadoLibre reported consolidated net revenues for the three months ended June 30, 2009 of $40.9 million, representing a year-over-year growth rate of 18.7% in US dollars and 41.6% in local currencies.

Marketplace revenue grew 9.5% to $31.0 million in the second quarter of 2009 from $28.3 million a year earlier, and Payments revenue grew 60.5% to $9.9 million from $6.2 million in the prior year quarter. Year-over-year revenue growth in both platforms was impacted by unfavorable currency exchange rates between local currencies and the U.S. dollar. When measured in local currencies, Marketplace revenue grew 29.2% and Payments 98.7%, when compared to the same quarter one year earlier. Strong revenue growth was primarily attributable to positive demand for MercadoLibre services. Items sold on MercadoLibre grew 34.8%, representing the fifth consecutive quarter in which the year over year growth of this metric has accelerated. Total payments transactions grew 42.2% when compared to the second quarter of 2008.

Second quarter 2009 gross profit margin was 79.0% when compared to 80.0% for the second quarter of 2008, as our lower gross margin Payments business grew from 17.9% to 24.2% of net revenues. Gross profit grew 17.2% to $32.3 million from $27.6 million in the prior year quarter.

Income from operations grew 52.3% to $12.4 million in the second quarter of 2009 compared to $8.1 million in the second quarter of 2008. Operating income margin for the second quarter of 2009 was 30.3%, an increase from 23.6% for the same period one year earlier.

The blended tax rate for the second quarter of 2009 fell to 19.8% as compared to a blended tax rate of 45.5% for the second quarter of 2008 as a consequence of improvements in the company's tax planning and other non-recurring items.

Foreign currency losses for the second quarter of 2009 were $1.3 million, as compared to a loss of $2.1 million for the prior year period. Foreign exchange losses were primarily a consequence of the depreciating local currency value, during the second quarter of 2009, of the U.S. dollar denominated assets held by our Brazilian subsidiary.

Net income for the three-month period ended June 30, 2009 was $6.7 million, representing an increase of 126.7% over the $2.9 million of net income for the same period of 2008. Net income for the second quarter 2009, measured in local currencies, grew 158.0% over the same period one year earlier. Net income margin was 16.3% for the quarter compared to 8.5% for the same quarter during 2008. Earnings, per share for the second quarter were $0.15 compared to $0.07 for the same quarter one year earlier.

The following table summarizes certain key performance metrics for the three months ended June 30, 2008 and 2009.

 Key Performance Metrics
 ---------------------------------------------------------------------
                                           Three Months ended June 30,
 ---------------------------------------------------------------------
 (in millions)                              2008      2009     % YoY
                                                               growth
 ---------------------------------------------------------------------
 Total confirmed registered users at end
  of period                                  28.1      37.8     34.4%
 ---------------------------------------------------------------------
 New confirmed registered users during
  period                                      1.6       2.1     33.3%
 ---------------------------------------------------------------------
 Gross merchandise volume                  $515.5    $651.9     26.5%
 ---------------------------------------------------------------------
 Successful items                             5.1       6.9     34.8%
 ---------------------------------------------------------------------
 Total payment volume                      $ 66.8    $ 79.6     19.1%
 ---------------------------------------------------------------------
 Total payment transactions                   0.5       0.7     42.2%
 ---------------------------------------------------------------------

Gross merchandise volume in local currencies grew 50.6% and total payments transactions grew 42.2% in local currencies year over year.

Conference Call and Webcast

MercadoLibre will host a conference call and audio webcast on August 5, 2009 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (973) 935-8579 and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Items sold (Successful items) -- Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions -- Measure of the number of all transactions paid for using MercadoPago.

Gross profit margin -- Defined as gross profit as a percentage of net revenues.

Operating margin -- Defined as income from operations as a percentage of net revenues.

Net Income margin -- Defined as net income as a percentage of net revenues.

Blended tax rate -- Defined as income and alternative income taxes plus deferred income tax as a percentage of pre-tax income.

Effective tax rate -- Defined as the provision for income taxes as a percentage of pre-tax income.

Local currency financial metric growth -- Calculated by applying the average 2008 monthly exchange rates for each month of the period during 2008 to the results during the corresponding months in 2009, so as to calculate what the growth would have been had exchange rates been the same throughout both periods.

About MercadoLibre

Founded in 1999 and headquartered in Buenos Aires, Argentina, MercadoLibre is Latin America's leading e-commerce technology company. Through its primary platforms, MercadoLibre.com and MercadoPago.com, it provides solutions to individuals and companies buying, selling, advertising, and paying for goods online.

MercadoLibre.com serves millions of users and creates a market for a wide variety of goods and services in an easy, safe and efficient way. The site is among the top 50 in the world in terms of page views and is the leading retail platform in unique visitors in each country in which it operates according to metrics provided by comScore Networks.

MercadoLibre maintains a leadership position in 12 Latin American countries. The Company listed on Nasdaq (Nasdaq:MELI) following its initial public offering in 2007.

For more information about the company visit: http://investor.mercadolibre.com

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, adverse changes in the company's markets as well as those risks and uncertainties included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the company's Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, which are on file with the SEC and is available on the SEC website at www.sec.gov. Additional information will also be set forth in the company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, which it expects to file with the SEC in August 2009. All information provided in this release and in the attachments is as of August 5, 2009 and MercadoLibre undertakes no duty to update this information.

Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

Consolidated balance sheets
 ---------------------------
                                        June 30,        December 31,
                                          2009             2008
                                      -------------    -------------
               Assets                  (Unaudited)       (Audited)
 Current assets:
  Cash and cash equivalents           $  19,374,901    $  17,474,112
  Short-term investments                 28,647,386       31,639,400
  Accounts receivable, net                4,508,072        3,856,392
  Funds receivable from customers         1,922,470        2,322,416
  Prepaid expenses                          526,628          426,869
  Deferred tax assets                     6,970,127        1,628,871
  Other assets                            2,448,059        2,953,164
                                      -------------    -------------
    Total current assets                 64,397,643       60,301,224
 Non-current assets:
  Long-term investments                  22,402,035        9,218,153
  Property and equipment, net             6,402,482        5,940,160
  Goodwill and intangible assets, net    74,488,034       72,911,546
  Deferred tax assets                     2,556,092           14,270
  Other assets                           12,973,426        8,353,396
                                      -------------    -------------
    Total non-current assets            118,822,069       96,437,525
    Total assets                      $ 183,219,712    $ 156,738,749
                                      -------------    -------------

 Liabilities and Shareholders' Equity
 Current liabilities:
  Accounts payable and accrued
   expenses                           $  15,275,161    $  16,941,173
  Funds payable to customers             22,475,574       14,727,891
  Social security payable                 5,544,684        4,387,943
  Taxes payable                          10,661,070        4,989,704
  Loans payable and other financial
   liabilities                           15,465,001       14,963,421
  Provisions                                470,137          299,753
                                      ------------------------------
    Total current liabilities            69,891,627       56,309,885
 Non-current liabilities:
  Social security payable                   642,161          339,854
  Loans payable                                  --        3,050,061
  Deferred tax liabilities                4,922,046        2,556,120
  Other liabilities                       1,335,901        1,058,848
                                      -------------    -------------
    Total non-current liabilities         6,900,108        7,004,883

    Total liabilities                 $  76,791,735    $  63,314,768
                                      -------------    -------------

 Commitments and contingencies

 Shareholders' equity:

   Common stock, $0.001 par value,
    110,000,000 shares authorized,
    44,089,117 and 44,070,367 shares
    issued and outstanding at June
    30, 2009 and December 31, 2008,
    respectively                             44,089           44,071
   Additional paid-in capital           120,104,599      119,807,007
   Accumulated deficit                   (3,481,301)     (15,552,256)
   Accumulated other comprehensive
    loss                                (10,239,410)     (10,874,841)
                                      -------------    -------------
      Total shareholders' equity        106,427,977       93,423,981
                                      -------------    -------------

      Total liabilities and
       shareholders' equity           $ 183,219,712    $ 156,738,749
                                      -------------    -------------

 Consolidated statements of income
 ---------------------------------

                 Six Months Ended June 30, Three Months Ended June 30,
                     2009         2008         2009         2008
                 ------------ ------------ ------------ ------------
                        (Unaudited)               (Unaudited)

 Net revenues    $ 73,224,300 $ 63,312,238 $ 40,901,799 $ 34,471,508
 Cost of net
  revenues        (15,229,463) (12,921,182)  (8,595,477)  (6,901,503)
                 ------------ ------------ ------------ ------------
 Gross profit      57,994,837   50,391,056   32,306,322   27,570,005

 Operating
  expenses:
   Product and
    technology
    development    (5,720,625)  (3,473,893)  (3,087,206)  (1,730,780)
   Sales and
    marketing     (20,293,461) (19,480,049) (10,077,284) (10,265,389)
   General and
    administ-
    rative        (12,800,984) (10,827,171)  (6,729,609)  (5,879,569)
   Compensation
    Cost related
    to
    acquisitions           --   (1,919,870)          --   (1,546,397)
                 ------------ ------------ ------------ ------------
     Total
      operating
      expenses    (38,815,070) (35,700,983) (19,894,099) (19,422,135)
                 ------------ ------------ ------------ ------------
 Income from
  operations       19,179,767   14,690,073   12,412,223    8,147,870
                 ------------ ------------ ------------ ------------

 Other income
 (expenses):
  Interest income
   and other
   financial
   gains            1,531,837    1,019,929      602,174      270,576
  Interest
   expense and
   other
   financial
   charges         (5,844,773)  (2,321,147)  (3,334,589)    (958,348)
  Foreign
   currency gain/
   (loss)             529,213   (3,041,354)  (1,346,273)  (2,052,638)
  Other income,
   net                     --        2,285           --        2,285
                 ------------ ------------ ------------ ------------
 Net income
  before income/
  asset tax
  expense          15,396,044   10,349,786    8,333,535    5,409,745
                 ------------ ------------ ------------ ------------

 Income/asset
  tax expense      (3,325,089)  (5,335,014)  (1,653,756)  (2,462,650)
                 ------------ ------------ ------------ ------------
 Net income      $ 12,070,955 $  5,014,772 $  6,679,779 $  2,947,095
                 ============ ============ ============ ============

                          Six Months Ended       Three Months Ended
                              June 30,                 June 30,
                       ----------------------  ----------------------
                          2009       2008         2009        2008
                       ----------  ----------  ----------  ----------
 Basic EPS
  Basic net income per
   common share        $     0.27  $     0.11  $     0.15  $     0.07
                       ==========  ==========  ==========  ==========
  Weighted average
   shares              44,074,462  44,238,146  44,078,235  44,238,166
                       ==========  ==========  ==========  ==========

 Diluted EPS
  Diluted net income
   per common share    $     0.27  $     0.11  $     0.15  $     0.07
                       ==========  ==========  ==========  ==========
  Weighted average
   shares              44,127,208  44,367,846  44,132,204  44,369,317
                       ==========  ==========  ==========  ==========

 Consolidated statements of cash flows
 -------------------------------------

                                           Six Months Ended June 30,
                                          ---------------------------
                                              2009           2008
                                          ------------   ------------
                                                  (Unaudited)
 Cash flows from operations:
  Net income                              $ 12,070,955   $  5,014,772
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation and amortization            1,945,382      1,520,702
    Interest expense                           345,224             --
    Unrealized gains on investments           (486,059)      (870,406)
    Stock-based compensation expense -
     stock options                                 871          2,447
    Stock-based compensation expense -
     restricted shares                         121,646         46,329
    LTRP accrued compensation                1,352,977             --
    Deferred income taxes                      369,375        193,619
    Changes in assets and liabilities,
     excluding the effect of acquisitions:
      Accounts receivable                   (1,275,237)       324,660
      Funds receivable from customers          627,999     (3,463,772)
      Prepaid expenses                        (102,699)      (546,196)
      Other assets                          (3,740,274)       295,528
      Accounts payable and accrued
       expenses                             (2,880,613)     3,241,464
      Funds payable to customers             4,905,107      1,175,341
      Provisions                               194,718       (390,673)
      Deferred tax liabilities                (175,236)            --
      Other liabilities                       (592,641)        23,779
                                          ------------   ------------
    Net cash provided by operating
     activities                             12,681,495      6,567,594
                                          ------------   ------------
 Cash flows from investing activities:
  Purchase of investments                  (37,897,661)   (39,085,208)
  Proceeds from sale and maturity of
   investments                              32,231,451     60,732,449
  Payment for businesses acquired, net
   of cash acquired                                 --    (16,824,065)
  Purchase of intangible assets               (953,164)       (59,098)
  Purchases of property and equipment       (2,182,358)    (2,675,365)
                                          ------------   ------------
    Net cash (used in) provided by
     investing activities                   (8,801,732)     2,088,713
                                          ------------   ------------
 Cash flows from financing activities:
  Decrease in short term debt               (3,193,705)    (7,630,307)
  Loans received                                    --          5,958
  Stock options exercised                        4,004         62,854
                                          ------------   ------------
    Net cash used in financing activities   (3,189,701)    (7,561,495)
                                          ------------   ------------
      Effect of exchange rate changes
       on cash and cash equivalents          1,210,727        902,037
                                          ------------   ------------
 Net increase in cash and cash
  equivalents                                1,900,789      1,996,849
 Cash and cash equivalents, beginning
  of the period                             17,474,112     15,677,407
                                          ------------   ------------

 Cash and cash equivalents, end of
  the period                              $ 19,374,901   $ 17,674,256
                                          ------------   ------------

 Condensed Consolidated Statements of Cash Flows
 -----------------------------------------------

                                           Six Months Ended June 30,
                                               2009          2008
                                           ------------  ------------
                                                   (Unaudited)

 Supplemental cash flow information:
  Cash paid for interest                   $  5,005,815  $  1,736,062
  Cash paid for income taxes               $  3,453,738  $  4,145,532

 Acquisition of Classified Media Group:
  Cash and cash equivalents                $         --  $    554,739
  Accounts receivable                                --        56,613
  Other current assets                               --       904,791
  Non current assets                                 --       365,190
                                           ------------  ------------
  Total assets acquired                              --     1,881,333
                                           ------------  ------------
  Accounts payable and accrued expenses              --        69,516
  Taxes payable                                      --       459,462
  Social security payable                            --       243,141
  Non current liabilities                            --        14,000
  Provisions                                         --       408,336
                                           ------------  ------------
  Total liabilities assumed                          --     1,194,455
                                           ------------  ------------
  Net assets acquired                                --       686,878
                                           ------------  ------------
  Goodwill                                           --    13,037,504
  Trademarks                                         --     5,622,188
  Deferred Income Tax on Trademarks                  --    (1,967,766)
                                           ------------  ------------
  Total purchase price                               --    17,378,804
                                           ------------  ------------
  Cash and cash equivalents acquired                 --      (554,739)
                                           ------------  ------------
  Payment for businesses acquired, net
   of cash acquired                        $         --  $ 16,824,065
                                           ------------  ------------

 The following tables summarize the financial results of our reporting segments
 ---------------------------------------------------------------------

                            Six Months Ended June 30, 2009
                 ---------------------------------------------------
                                    Marketplaces
                 ---------------------------------------------------
                    Brazil      Argentina     Mexico      Venezuela
                 ------------  -----------  -----------  -----------

 Net revenues    $ 22,481,733  $10,514,908  $ 6,176,350  $13,667,627
 Direct costs     (14,233,003)  (4,438,834)  (3,664,417)  (7,099,420)
                 ------------  -----------  -----------  -----------
 Direct
  contribution      8,248,730    6,076,074    2,511,933    6,568,207

 Operating
  expenses and
  indirect costs
  of net revenues
 Income from
  operations

 Other income (expenses):
  Interest income
   and other
   financial gains
  Interest expense
   and other
   financial
   results
  Foreign currency
   gain
  Other income, net
 Net income before
  income/
  asset tax expense

                            Six Months Ended June 30, 2009
                ------------------------------------------------------
                       Marketplaces
                --------------------------
                   Other
                 Countries       Total        Payments    Consolidated
                ------------  ------------  ------------  ------------

 Net revenues   $  4,123,864  $ 56,964,482  $ 16,259,818  $ 73,224,300
 Direct costs     (2,086,917)  (31,522,591)   (9,513,003)  (41,035,594)
                ------------  ------------  ------------  ------------
 Direct
  contribution     2,036,947    25,441,891     6,746,815    32,188,706

 Operating
  expenses and
  indirect costs
  of net
  revenues                                                 (13,008,939)
                                                          ------------
 Income from
  operations                                                19,179,767
                                                          ------------

 Other income (expenses):
  Interest income
   and other financial
   gains                                                     1,531,837
  Interest expense
   and other financial
   results                                                  (5,844,773)
  Foreign currency gain                                        529,213
  Other income, net                                                 --
                                                          ------------
 Net income before income/
  asset tax expense                                       $ 15,396,044
                                                          ============

                            Six Months Ended June 30, 2008
                 ---------------------------------------------------
                                    Marketplaces
                 ---------------------------------------------------
                    Brazil     Argentina      Mexico     Venezuela
                 ------------ ------------ ------------ ------------

 Net revenues    $ 25,524,974 $  7,778,392 $  6,048,665 $  9,469,128
 Direct costs     (15,923,765)  (3,872,243)  (4,207,424)  (6,042,306)
                 ------------ ------------ ------------ ------------
 Direct
  contribution      9,601,209    3,906,149    1,841,241    3,426,822

 Operating expenses
  and indirect costs
  of net revenues
 Income from
  operations

 Other income (expenses):
  Interest income and
   other financial gains
  Interest expense and
   other financial results
  Foreign currency loss
  Other income, net
 Net income before income/
  asset tax expense

                            Six Months Ended June 30, 2008
                 ---------------------------------------------------
                       Marketplaces
                 -------------------------
                    Other
                  Countries      Total       Payments   Consolidated
                 ------------ ------------ ------------ ------------

 Net revenues    $  2,969,921 $ 51,791,080 $ 11,521,158 $ 63,312,238
 Direct costs        (712,692) (30,758,430)  (7,793,776) (38,552,206)
                 ------------ ------------ ------------ ------------
 Direct
  contribution      2,257,229   21,032,650    3,727,382   24,760,032

 Operating expenses and
  indirect costs of
  net revenues                                           (10,069,959)
                                                        ------------
 Income from operations                                   14,690,073
                                                        ------------

 Other income (expenses):
  Interest income and
   other financial gains                                   1,019,929
  Interest expense and
   other financial results                                (2,321,147)
  Foreign currency loss                                   (3,041,354)
  Other income, net                                            2,285
                                                        ------------
 Net income before income/
  asset tax expense                                     $ 10,349,786
                                                        ============

                          Three Months Ended June 30, 2009
                 --------------------------------------------------
                                    Marketplaces
                 --------------------------------------------------
                   Brazil      Argentina     Mexico      Venezuela
                 -----------  -----------  -----------  -----------

 Net revenues    $12,603,535  $ 5,549,031  $ 3,307,428  $ 7,301,806
 Direct costs     (7,627,345)  (2,262,079)  (1,867,422)  (3,443,905)
                 -----------  -----------  -----------  -----------
 Direct
  contribution     4,976,190    3,286,952    1,440,006    3,857,901

 Operating expenses and
  indirect costs of net
  revenues
 Income from operations

 Other income (expenses):
  Interest income
  Interest expense and
   other financial results
  Foreign exchange
  Other income, net
 Net income before income/
  asset tax expense

                           Three Months Ended June 30, 2009
                 ---------------------------------------------------
                       Marketplaces
                 -------------------------
                    Other
                  Countries      Total       Payments   Consolidated
                 ------------ ------------ ------------ ------------

 Net revenues    $  2,248,761 $ 31,010,561 $  9,891,238 $ 40,901,799
 Direct costs      (1,088,572) (16,289,323)  (5,431,797) (21,721,120)
                 ------------ ------------ ------------ ------------
 Direct
  contribution      1,160,189   14,721,238    4,459,441   19,180,679

 Operating expenses and
  indirect costs of net
  revenues                                                (6,768,456)
                                                        ------------
 Income from operations                                   12,412,223
                                                        ------------

 Other income (expenses):
  Interest income                                            602,174
  Interest expense and
   other financial results                                (3,334,589)
  Foreign exchange                                        (1,346,273)
  Other income, net                                               --
                                                        ------------
 Net income before income/
  asset tax expense                                     $  8,333,535
                                                        ============

                          Three Months Ended June 30, 2008
                 --------------------------------------------------
                                     Marketplaces
                 --------------------------------------------------
                   Brazil      Argentina     Mexico      Venezuela
                 -----------  -----------  -----------  -----------

 Net revenues    $13,649,406  $ 4,252,040  $ 3,108,820  $ 5,711,196
 Direct costs     (8,397,321)  (2,020,438)  (2,158,256)  (3,426,231)
                 -----------  -----------  -----------  -----------
 Direct
  contribution     5,252,085    2,231,602      950,564    2,284,965

 Operating expenses and
  indirect costs of net
  revenues
 Income from operations

 Other income (expenses):
  Interest income
  Interest expense and other
   financial results
  Foreign exchange
  Other income, net
 Net income before income/
  asset tax expense

                           Three Months Ended June 30, 2008
                 ---------------------------------------------------
                       Marketplaces
                 -------------------------
                    Other
                  Countries      Total       Payments   Consolidated
                 ------------ ------------ ------------ ------------

 Net revenues    $  1,588,960 $ 28,310,422 $  6,161,086 $ 34,471,508
 Direct costs        (196,418) (16,198,664)  (4,110,109) (20,308,773)
                 ------------ ------------ ------------ ------------
 Direct
  contribution      1,392,542   12,111,758    2,050,977   14,162,735

 Operating expenses and
  indirect costs of net
  revenues                                                (6,014,865)
 Income from operations                                    8,147,870
                                                         -----------

 Other income (expenses):
  Interest income                                            270,576
  Interest expense and other
   financial results                                        (958,348)
  Foreign exchange                                        (2,052,638)
  Other income, net                                            2,285
 Net income before income/                               -----------
  asset tax expense                                      $ 5,409,745
                                                         ===========

Non-GAAP Measures of Financial Performance

This press release may include certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules to supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MercadoLibre's results of operations as the corresponding GAAP measures.

Reconciliation to the most comparable GAAP measure of all non-GAAP financial measures included in this press release can be found in the tables included at the end of this press release.

These non-GAAP measures are provided to enhance investors overall understanding of the company's current financial performance. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain compensation expenses and unusual foreign currency effects that may not be indicative of its core operating results, thereby enhancing an investor's ability to make period over period comparisons of the company's results. The company believes the inclusion of these non-GAAP measures provides an element of consistency in the company's financial reporting and uses these measures in internal budgets and models and in determining executive compensation benchmarks.

MercadoLibre defines non-GAAP free cash flow as non-GAAP net cash provided by operating activities less property, plant and equipment investments and intangible assets.

In this press release MercadoLibre also includes each of income from operations, net income, earnings per basic and diluted share, blended and effective tax rates and certain margin percentages for the quarter ended June 30, 2009 after excluding (or adding back) the following charges required by GAAP:

 * Compensation Costs Related to Acquisitions: This amount relates to the purchase price of the shares of CMG and its subsidiaries.
   Under EITF 95-8 "Accounting for Contingent Consideration Paid to
   the Shareholders of an Acquired Enterprise in a Purchase Business
   Combination", we have recognized a contingent consideration paid to former shareholders as compensation for services. As of June
   30, 2008 the year to date total accrued compensation costs amounted to $1.9 million. The following tables show a reconciliation of this exclusion from the GAAP measures to the non-GAAP measures.

 * Long term retention plan compensation: On August 8, 2008, the
   Board of Directors approved a long-term employee retention program
   (the 2008 LTRP) for certain executives based on 2008 performance that will be payable 50% in cash and 50% in MercadoLibre common stock, in addition to their annual salary and bonus. Payments will be made during the first quarter on an annual basis according to the following vesting schedule: year 1 (2009): 17%, year 2 (2010):
   22%, year 3 (2011): 27%, year 4 (2012): 34%.

 * On June 10, 2009 the Board of Directors approved a long-term employee retention (the 2009 LTRP) program for certain executives based on 2009 performance. If earned, payments to eligible employees under the 2009 LTRP will be in addition to payments of base salary and cash bonus, if earned, made to these employees. In order to receive an award under the 2009 LTRP, each eligible employee must satisfy the performance conditions established by the board of directors for him or her. If these conditions are satisfied, the eligible employee will, subject to his or her continued employment as of each applicable payment date, receive the full amount of his 2009 LTRP bonus, payable as follows:  -- the eligible employee will receive a fixed cash payment equal  to 6.25%
   of his or her 2009 LTRP bonus once a year for a  period of eight y years starting in 2010 (the "Fixed Payment"); and  -- on each date the company pays the Fixed Payment to an eligible  employee, he or she will also receive a cash payment  (the "Variable Payment")
   equal to the product of (i) 6.25% of  the applicable 2009 LTRP bonus and (ii) the quotient of (a)  divided by (b), where (a), the numerator, equals the Applicable  Year Stock Price (as defined below) and (b), the denominator,  equals the 2008 Stock Price, defined as $13.81, which was the  average closing price of the
   Company's common stock on the  NASDAQ Global Market during the final 60 trading days of 2008.  The "Applicable Year Stock Price"
   shall equal the average  closing price of the Company's common stock on the NASDAQ Global  Market during the final 60 trading days of the year preceding  the applicable payment date.

For the 2008 LTRP and the Variable Payment of the 2009 LTRP, the US GAAP compensation cost is recognized in accordance with the graded-vesting attribution method and is accrued up to each payment day. For the Fixed Payment of the 2009 LTRP, the compensation cost is recognized in a straight-line basis. The non-GAAP measures were calculated with the cost for each year being accrued in the full fiscal year immediately preceding the payment date according to the same payment schedule in which 22% of the cost of the 2008 LTRP plan vests during the year ended December 31 2009, and 12.5% of the cost of the 2009 LTRP vests during the year ended December 31, 2009. The following tables show a reconciliation of this cost from the GAAP measures to the non-GAAP measures.

Venezuelan foreign currency re-measurement effect: This amount relates to re-measurement of assets and liabilities in U.S. dollars in the Venezuelan statutory Financial Statements. Based on paragraph 27 of FAS 52 "Foreign Currency Translation", the Venezuelan subsidiaries have re-measured the assets and liabilities outstanding at June 30, 2009 in U.S. dollar balances at the parallel exchange rate and translated them to the official exchange rate. The following tables exclude the foreign currency re-measurement effect generated from applying different exchange rates in order to facilitate comparisons to other quarters, or year to date figures, and to highlight this exchange rate matter.

The following provide a reconciliation of certain Non-GAAP financial measures to the most comparable GAAP financial measures.

 ------------------------  ------------------------
                       Six Months Ended         Three Months Ended
                            June 30,                  June 30,
                   ------------------------  ------------------------
                      2009         2008         2009         2008
                   -----------  -----------  -----------  -----------

 Net income        $12,070,955  $ 5,014,772  $ 6,679,779  $ 2,947,095
 Long term
  retention plan
  compensation net
  of tax effect        280,057           --      158,407           --
 Venezuelan
  foreign currency
  re-measurement
  effect            (2,494,032)          --   (1,446,108)          --
 Compensation cost
  related to
  acquisitions              --    1,919,870           --    1,546,397
                   ------------------------  ------------------------
 Non-GAAP net
  income           $ 9,856,980  $ 6,934,642  $ 5,392,078  $ 4,493,492
                   ------------------------  ------------------------

                   -----------  -----------  -----------  -----------
 Basic net income
  per common
  share:           $      0.27  $      0.11  $      0.15  $      0.07
                   -----------  -----------  -----------  -----------
 Non-GAAP basic
  net income per
  common share:    $      0.22  $      0.16  $      0.12  $      0.10
                   -----------  -----------  -----------  -----------

 Shares used in
  basic net income
  per share
  calculation:      44,074,462   44,238,146   44,078,235   44,238,166
                   -----------  -----------  -----------  -----------

                   -----------  -----------  -----------  -----------
 Diluted net
  income per
  common share     $      0.27  $      0.11  $      0.15  $      0.07
                   -----------  -----------  -----------  -----------
 Non-GAAP diluted
  net income per
  common share:    $      0.22  $      0.16  $      0.12  $      0.10
                   -----------  -----------  -----------  -----------

 Shares used in
  diluted net
  income per share
  calculation:      44,127,208   44,367,846   44,132,204   44,369,317
                   -----------  -----------  -----------  -----------

                   ------------------------  ------------------------
                       Six Months Ended         Three Months Ended
                            June 30,                  June 30,
                   ------------------------  ------------------------
                      2009         2008         2009         2008
                   -----------  -----------  -----------  -----------

 Income and asset
  tax expense      $ 3,325,089  $ 5,335,014  $ 1,653,756  $ 2,462,650
 Income taxes
  related with
  long term
  retention plan
  compensation         123,651           --       97,087           --
 Income taxes
  related with
  Venezuelan
  foreign currency
  effects           (1,284,804)          --     (744,963)          --
                   -----------  -----------  -----------  -----------
 Non-GAAP income
  and asset tax
  expense          $ 2,163,935  $ 5,335,014  $ 1,005,880  $ 2,462,650
                   -----------  -----------  -----------  -----------

 Income before
  income taxes     $15,396,044  $10,349,786  $ 8,333,535  $ 5,409,745
 Long term
  retention plan
  compensation         403,707           --      255,494           --
 Venezuelan
  foreign currency
  re-measurement
  effect            (3,778,836)          --   (2,191,072)          --
 Compensation cost
  related to
  acquisitions              --    1,919,870           --    1,546,397
                   ------------------------  ------------------------
 Non-GAAP income
  before income
  taxes            $12,020,915  $12,269,656  $ 6,397,957  $ 6,956,142
                   ------------------------  ------------------------

                   --------------------------------------------------
 Blended tax
  rate(1)                 21.6%        51.5%        19.8%        45.5%
                   --------------------------------------------------
 Non-GAAP Blended
  tax rate(1)             18.0%        43.5%        15.7%        35.4%
                   --------------------------------------------------

                   --------------------------------------------------
 Effective tax
  rate(2)(3)              19.1%        41.7%        20.0%        34.8%
                   --------------------------------------------------
 Non-GAAP
  Effective tax
  rate(2)(3)              24.6%        35.2%        26.2%        27.7%
                   --------------------------------------------------

 1 - Blended tax rate defined as income and asset tax expense as a percentage of income before income and asset tax.
 2 - Effective income tax rate defined as the provision for income taxes as a percentage of income before income tax.
 3 - The effective tax rate does not include the effect of the Mexican
     Tax call Impuesto Empresarial a Tasa Unica (IETU).

                    ------------------------  ------------------------
                         Six Months Ended         Three Months Ended
                              June 30,                  June 30,
                     ------------------------  ------------------------
                        2009         2008         2009          2008
                     -----------  -----------  -----------  -----------

 --------------------------------------------  ------------------------
 Net revenue         $73,224,300  $63,312,238  $40,901,798  $34,471,508
 --------------------------------------------  ------------------------
 GAAP
  Net Income         $12,070,955  $ 5,014,772  $ 6,679,779  $ 2,947,095
  Earnings per share
   (basic)           $      0.27  $      0.11  $      0.15  $      0.07
  Earnings per share
   (diluted)         $      0.27  $      0.11  $      0.15  $      0.07
 --------------------------------------------  ------------------------
 Non-GAAP
  Net Income         $ 9,856,980  $ 6,934,642  $ 5,392,078  $ 4,493,492
  Earnings per share
   (basic)           $      0.22  $      0.16  $      0.12  $      0.10
  Earnings per share
   (diluted)         $      0.22  $      0.16  $      0.12  $      0.10

CONTACT:  MercadoLibre, Inc.
          Investor Relations contact:
          Pedro Arnt
            +54 (11) 5352 8000
            investor@mercadolibre.com
          Media Relations contact:
          Lorena Diaz Quijano
            +54 (11) 5352 8026
            lorena.diazquijano@mercadolibre.com